Exhibit 10.03 - Pledge Agreement between Rational Software Corporation and Kevin J. Haar

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of _____________, 2000 (this "Pledge Agreement"), is executed by KEVIN J. HAAR ("Employee"), in favor of Rational Software Corporation, a Delaware corporation (the "Company").

RECITALS

A. Employee has entered into a relocation loan agreement (the "Loan") in favor of the Company.

B. In order to induce the Company to extend the credit evidenced by the Loan, Employee has agreed to enter into this Pledge Agreement and to pledge and grant to the Company the security interest in the Pledged Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Employee hereby agrees with the Company as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan shall have the respective meanings given to those terms in the Loan, and all terms defined in the Massachusetts Uniform Commercial Code (the "UCC") shall have the respective meanings given to those terms in the UCC.

2. The Pledge. To secure the Obligations as defined in Section 3 hereof, Employee hereby pledges and assigns to the Company, and grants to the Company a security interest in, all of Employee's right, title and interest, whether now existing or hereafter arising in all instruments, certificated and uncertificated securities, money and general intangibles of, relating to or arising from the following property (the "Pledged Collateral"):

(a) The shares of stock of the Company more particularly described on Schedule A attached hereto (the "Shares") and any additional shares of stock of the Company hereafter acquired by Employee (collectively with the Shares, the "Pledged Shares");

(b) All dividends (including cash dividends), other distributions (including stock redemption proceeds), or other property, securities or instruments in respect of or in exchange for the Pledged Shares, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise;

(c) The real property more particularly described on Schedules B attached hereto (the "Real Property");

(d) All proceeds of the foregoing ("Proceeds"); and

(e) Any other property in which the undersigned has an interest and that is otherwise at any time in the possession or under the control or recorded on the books of or has been transferred to the Company, or any third party(ies) acting in its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including (without limitation) any property which may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Company's possession, or in possession of any such third party(ies), and in any and all property in which the undersigned at any time has rights and in which at any time a security interest has been transferred to the Company.

In addition, if the aggregate market value of the aforesaid property should at any time in the opinion of the Company or any of its officers suffer any decline or should any such property be deemed by the Company or any of its officers to be unsatisfactory or inadequate, or should any such property fail to conform to legal requirements, then and in any such event the undersigned will (to the satisfaction of the Company) deliver or transfer to the Company additional property or a security interest therein to be subject to the terms and provisions hereof or make payments to it on account of the Obligations. Stock dividends and the distributions on account of any stock or other securities subject to the terms and provisions hereof shall be deemed an increment thereto and if not received directly by the Company shall be delivered immediately to it by the undersigned in form for transfer.

3. Security for Obligations. The obligations secured by this Pledge Agreement (the "Obligations") shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Employee to Company of every kind and description (whether or not evidenced by any Loan or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Loan, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Employee hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

4. Delivery of Pledged Collateral. At the request of the Company, all certificates, deeds or other instruments representing or evidencing the Pledged Collateral shall be delivered to the Company and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Company.

5. Representations and Warranties. Employee hereby represents and warrants as follows:

(a) Issuance of Pledged Shares, Absence of Liens, Etc. The Pledged Shares have been duly authorized and are validly issued and are fully paid and non-assessable. The Pledged Shares and Real Property are owned by Employee free and clear of any and all liens, pledges, encumbrances or charges, and Employee has not optioned or otherwise agreed to sell, hypothecate, pledge, or otherwise encumber or dispose of the Pledged Shares or Real Property.

(b) Security Interest. The pledge of the Pledged Collateral creates a valid security interest in the Pledged Collateral, which security interest is a perfected and first priority security interest, securing the payment of the Obligations and the obligations hereunder.

(c) Restatement of Representations and Warranties. On and as of the date any property becomes Pledged Collateral, the foregoing representations and warranties shall apply to such additional Pledged Collateral.

6. Further Assurances. Employee agrees that at any time and from time to time, at Employee's expense, Employee will promptly execute and deliver all instruments and documents, including without limitation all Pledged Shares, and take all further action, that may be necessary or desirable, or that the Company may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

7. Voting Rights; Dividends; Etc.

(a) Rights Prior to an Event of Default. So long as no Event of Default shall have occurred and be continuing:

(i) Employee shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

(ii) Employee shall be entitled to receive and retain free and clear of the security interest of the Company hereunder any and all dividends and interest paid in respect of the Pledged Shares, provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for any Pledged Shares, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Shares, shall be, and shall be forthwith delivered to the Company to hold as, Pledged Collateral and shall, if received by Employee, be received in trust for the benefit of the Company, be segregated from the other property or funds of Employee and be forthwith delivered to the Company as Pledged Collateral in the same form as so received (with any necessary endorsement) to be held as part of the Pledged Collateral.

(b) Rights Following an Event of Default. Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of Employee to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease and all such rights shall thereupon become vested in the Company which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

(ii) All dividends and interest payments which are received by Employee contrary to the provisions of subparagraph (i) of this Section 7(b) shall be received in trust for the benefit of the Company, shall be segregated from other funds of Employee and shall be forthwith delivered to the Company as Pledged Collateral in the same form as so received (with any necessary endorsement).

8. Events of Default.

(a) Event of Default. An Event of Default shall be deemed to have occurred under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default under the Loan.

(b) Rights Under the UCC. In addition to all other rights granted hereby, and by law, the Company shall have, with respect to the Pledged Collateral, the rights and obligations of a creditor under the UCC.

(c) Sale of Pledged Collateral. Employee acknowledges and recognizes that the Company may be unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Employee acknowledges that any such private sales may be at prices and on terms less favorable to the Company than those of public sales, and agrees that so long as such sales are made in good faith such private sales shall be deemed to have been made in a commercially reasonable manner and that the Company has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended or under any state securities law. Employee further acknowledges and recognizes that the market for the Real Property may be illiquid and that there is no guarantee the Company will be able to obtain at least the same price or terms on a sale of the Real Property that the Employee or any another seller would be able to obtain in the same or other conditions.

(d) Notice, Etc. In any case where notice of sale is required, ten (10) days' notice shall be deemed reasonable notice. The Company may have resort to the Pledged Collateral or any portion thereof with no requirement on the part of the Company to proceed first against any other Person or property.

(e) Other Remedies. Upon the occurrence and during the continuance of an Event of Default, (i) at the request of the Company, Employee shall assemble and make available to the Company all records relating to the Pledged Collateral at any place or places specified by the Company, together with such other information as the Company shall request concerning Employee's ownership of the Pledged Collateral and relationship to the Company; and (ii) the Company or its nominee shall have the right, but shall not be obligated, to vote or give consent with respect to the Pledged Shares or any part thereof.

9. Lender Appointed Attorney-in-Fact.

Employee hereby appoints the Company as Employee's attorney-in-fact, with full authority in the place and stead of Employee and in the name of Employee or otherwise, from time to time in the Company's discretion and to the full extent permitted by law to take any action and to execute any instrument which the Company may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement in accordance with the terms and provisions hereof, including without limitation, to receive, endorse and collect all instruments made payable to Employee representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

Employee hereby ratifies all reasonable actions that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on the Company hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon the Company to exercise any such powers. The Company shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall the Company or any of its officers, directors, employees or agents be responsible to Employee for any act or failure to act, except for gross negligence or willful misconduct.

10. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or Employee under this Agreement or the Loan shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth on the signature page hereto (or to such other telecopier number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

(b) Nonwaiver. No failure or delay on the Company's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c) Amendments and Waivers. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Employee and the Company. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments. This Pledge Agreement shall be binding upon and inure to the benefit of the Company and Employee and their respective successors and assigns; provided, however, that the Company may sell, assign and delegate its rights and obligations to any affiliate or successor entity of the Company.

(e) Cumulative Rights, etc. The rights, powers and remedies of the Company under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Company by virtue of any applicable law, rule or regulation of any governmental authority, or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Company's rights hereunder. Employee waives any right to require the Company to proceed against any Person or to exhaust any Pledged Collateral or to pursue any remedy in the Company's power.

(f) Payments Free of Taxes, Etc. All payments made by Employee under this Pledge Agreement shall be made by Employee free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Employee shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by the Company, Employee shall furnish evidence satisfactory to the Company or such the Company that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(g) Partial Invalidity. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h) Expenses. Each of Employee and the Company shall bear its own costs in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Pledge Agreement and the Loan. Employee shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Company with respect to any amendments or waivers hereof requested by Employee or in the enforcement or attempted enforcement of any of the Obligations or in preserving any of the Company's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Loan or any bankruptcy or similar proceeding involving Employee or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees" shall include, without limitation, allocable costs of the Company's in-house legal counsel and staff.

(i) Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts without reference to conflicts of law rules (except to the extent governed by the UCC).

(j) Jury Trial. EACH OF EMPLOYEE AND THE COMPANY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT.

* * * * *

IN WITNESS WHEREOF, Employee has caused this Pledge Agreement to be executed as of the day and year first above written.

/s/ Kevin J. Haar
Kevin J. Haar

/s/ Pamela Haar
Pamela Haar

Address:
3144 SUNRISE LANE
St. Louis, MO 63129
Tel.: 314-892-1529
Fax: 314-892-5216

ACKNOWLEDGED:

RATIONAL SOFTWARE CORPORATION

By: /s/ Timothy A. Brennan
Name: Timothy A. Brennan
Title: Senior Vice President, Chief Financial Officer, Secretary

18880 Homestead Road
Cupertino, CA 95014
Tel.: (408) 863-9900

SCHEDULE A

SHARES
Certificate Number	Certificate Date	Registered Holder	Number of Shares
RSC 08607	9/22/00	KEVIN HAAR & PAMELA HAAR, JT TEN	18,532

SCHEDULE A

REAL PROPERTY

Residence located at: 3144 SUNRISE LANE
                      St. Louis, MO 63129